Supplement dated September 21, 2018

to the Prospectus dated May 1, 2018, as amended, for

New York Life Variable Universal Life Accumulator II

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectus dated May 1, 2018, as amended (the “Prospectus”), for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the following changes taking effect on September 24, 2018 (the “Effective Date”):

(i)	A reduction of the Premium Expense Charge for Qualified Policies;

(ii)	An update to the ways in which loans are processed in the section of the Prospectus entitled “Your Policy as Collateral for a Loan”; and

(iii)	An update to the section of the Prospectus entitled “Rider Availability.”

Keeping this purpose in mind, please note the following:

I.	REDUCTION OF THE PREMIUM EXPENSE CHARGE FOR QUALIFIED POLICIES

As of the Effective Date, the current Premium Expense Charge for Qualified Policies will be reduced from 4.0% of premiums paid to 2.75% of premiums paid. The Guaranteed Maximum charge for Qualified Policies will be reduced from 8.0% to 6.75%. The following entry will replace the existing entry for the Premium Expense Charge in the table showing “Transaction Fees”:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Premium Expense Charge • Non-Qualified Policy • Qualified Policy	When premium payment is applied	Guaranteed Maximum: 8.0% of premiums paid Current: 4.0% of premiums paid Guaranteed Maximum: 6.75% of premiums paid Current: 2.75% of premiums paid

In addition, the existing section of the Prospectus entitled “Deductions From Premium Payments” will be deleted and replaced with the following:

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a Premium Expense Charge, which includes a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy, we will also deduct a federal tax charge.

PREMIUM EXPENSE CHARGE

A Premium Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. The amount of the charge is determined by applying a percentage to the premium amount paid. For Non-Qualified Policies, we currently deduct a Premium Expense Charge of 4%, which includes both a sales expense component and a component for state and federal taxes. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The federal tax component is currently 1.25% of each premium payment you make, or $12.50 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Non-Qualified Policies to reflect changes in applicable tax law, however, the total Premium Expense Charge will never exceed 8%.

For Qualified Policies, we currently deduct a Premium Expense charge of 2.75%, which includes both a sales expense component and a state tax component. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Qualified Policies to reflect changes in applicable tax law, however, the total Premium Expense Charge will never exceed 6.75%.

II.	CHANGES TO LOAN PROCESSING

As of the Effective Date, the section of the Prospectus entitled “Your Policy as Collateral for a Loan” will be deleted and replaced with the following:

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, or when outstanding loan interest is added to and becomes part of a loan, a transfer of funds will be made from the Fixed Investment Options and/or the Separate Account to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any outstanding loan principal. Any such transfer(s) will be made in the following order unless you specify otherwise and we agree:

1.	First, from the Fixed Account until the Cash Value in the Fixed Account is equal to zero.

2.

Second, from the DCA Plus Account or the DCA Extension Account (as applicable) until the Cash Value in all DCA Account Options is equal to zero. Cash Value will be taken from the applicable DCA Account Option on a first in-first out (FIFO) basis if multiple payments have been made to such DCA Account Option.

3.

Third, if the Cash Value in the Fixed Investment Options is insufficient to cover the full amount of the loan, the remaining loan amount will be taken on a pro-rata basis from your Investment Divisions in the Separate Account.

Please note that loan requests for amounts greater than $50,000 must be received in Good Order and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time. We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.

III.	UPDATES TO RIDER AVAILABILITY

Effective as of the Effective Date, the existing section of the Prospectus entitled “Rider Availability” will be deleted and replaced with the following:

RIDER AVAILABILITY

Guaranteed Minimum Accumulation Benefit (“GMAB”) Rider

The GMAB Rider is not available in the following state:

New Jersey

Waiver of Specified Premium (“WSP”) Rider

The WSP Rider is not available in the following states:

California, District of Columbia, Florida, Hawaii, Illinois, Massachusetts, Missouri, Mississippi, Montana, Nevada, New Jersey, North Carolina, North Dakota, South Dakota, Utah, Vermont, Virginia, and Wisconsin.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010